HELIX™

T.C.S.

Investor Deck

Second Quarter and First Half 2019

FORWARD LOOKING STATEMENT

This presentation may contain “Forward Looking Statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. "Forward-looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future," "plan" or "planned," "will" or "should," "expected," "anticipates," "draft," "eventually" or "projected."

You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risk that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, risks that we may not realize the anticipated benefits of acquisitions we may make or plan to make, and other risks identified in the Company’s 10-K for the fiscal year ended December 31, 2018 and other filings made by the Company with the Securities and Exchange Commission.

EXECUTIVE SUMMARY

Helix TCS is the leading provider of mission essential services for legal cannabis businesses all over the world through its industry leading ***Critical Infrastructure Services Platform*** that is designed to naturally scale by capitalizing on key challenges in business expansion and industry growth.

Our Vision is to be the most valuable critical infrastructure services provider in the legal cannabis industry for clients, regulators, investors, and employees.

EXECUTIVE LEADERSHIP

Key Career Accomplishments

Proven team with a demonstrated track record in venture capital companies, specializing in frontier markets and global M&A.

Founded Helix TCS and within just three plus years have:

- Executed a successful, non-dilutive, reverse merger
- Uplisted to the OTCQB
- Completed multiple successful acquisitions
- Built *quarterly* revenue to $3.9MM
- Became an industry leader in:
  - Seed to sale tracking & dispensary point of sale (U.S.)
  - Government traceability technology
  - Licensed wholesale technology
  - Security



Zachary L Venegas
Executive Chairman & CEO



Scott Ogur, CFA
CFO

HELIX™

COMPANY OVERVIEW

Helix TCS, Inc | OTCQB: HLIX

Helix TCS is the leading provider of critical infrastructure services for the global legal cannabis industry

- Customers in 2000+ locations
- 38 states
- 10 government contracts
- Tracked over $18 billion in legal cannabis sales
- International client base - 6 Countries
- Industry-leading brands



142% revenue growth from 1H Q1 2018 - 1H 2019

HELIX™

OUR MISSION

To provide clients with the best-in-class Critical Infrastructure Services through a single integrated *Platform*.

"As we have found in past successful business ventures from Romania to Congo, in frontier markets with shifting legal frameworks and difficult-to-forecast business conditions, integrated operators survive and thrive and we believe that this strategy will enable Helix to maintain our growth and deliver on the investment promise of legal cannabis."

Zachary L. Venegas - Founder, Executive Chairman, and CEO



HELIX™

Lines of Business

CRITICAL INFRASTRUCTURE SERVICES PLATFORM

Providing an integrated services platform to address mission-critical challenges for expanding operators worldwide

SEED TO SALE TRACKING & POINT OF SALE

End-to-end compliance tracking and inventory management for grows, manufacturers, dispensary point of sale, and government traceability

SECURITY SERVICES

Leading physical and digital security services, as well as comprehensive consulting packages for license applicants and currently licensed cannabis businesses

WHOLESALE MARKETPLACE

Technology solutions capable of facilitating cannabis wholesale marketplaces with compliant documentation, verifiable QA results, and transactional data

Critical Infrastructure Services

SEED TO SALE TRACKING & POINT OF SALE

BIOTRACKTHC®

GOVERNMENT TRACKING

Contracts in 8 states and Puerto Rico to track and oversee the entire cannabis supply-chain, including B2B and B2C transactions

FULL VERTICAL TRACKING & POINT OF SALE*

Providing compliance reporting to grows, manufacturers, and dispensaries, plus data collection, sales tracking, and business optimization

INTEGRATED SOLUTIONS

Integrated with a variety of partners creating an ecosystem of value-add services to impact bottom lines and create growing revenue sharing opportunities

**Named leading U.S. point of sale provider based on market share (Cannabiz Media)*

Critical Infrastructure Services

HELIX™ Security

Physical and digital security services protect businesses with high-value assets in this cash-heavy, highly targeted industry

PHYSICAL SECURITY

Individuals selected from the ranks of U.S. Military and the nation's finest law enforcement provide state-of-the-art de-escalation, arrest control, baton skills, reception duties, and patrol services

DIGITAL SECURITY

Remote monitoring via high resolution security cameras provide automated intrusion monitoring and the option to have highly trained guards monitoring your cannabis facilities 24/7

CANNABIS SECURITY ADVISORY

Consulting services range from developing compliant security plans to business security training for personnel and the development of on-site compliance and risk assessment/mitigation strategies

Critical Infrastructure Services

TECHNOLOGY ROADMAP

Our technology roadmap will allow us to increase our dominant market share, ensuring we're able to keep up with the evolving needs of global operators.



BioTrack 2.0

The next evolution of the industry-leading seed to sale software, capitalizing on a decade of tracking experience. Featuring world-class API capabilities to create an ecosystem of integration partners



Cannabase & Amercanex*

The largest and oldest wholesale marketplace in Colorado and a platform capable of facilitating an international B2B wholesale marketplace

Engeni

In-house development firm based in Argentina, which supports our growing suite of technology services and allows us to keep up with the rapid pace of the industry

HELIX™

**Acquisition of Amercanex announced Q1 2019 and is still in process*

GLOBAL MARKET SHARE



WA
OR
CA
NV
UT
AZ
MT
ID
WY
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
PA
NY
ME
NH
FL
AK
HI
PR
JM

38 OPERATIONAL STATES

10 Govt. CONTRACTS

2,000+ ENTERPRISE LOCATIONS

6 International Territories

Australia - Canada - Colombia - Jamaica - New Zealand - United Kingdom

HELIX™

GROWING LEGAL CANNABIS MARKET

$11 billion

2018 market size of the legal cannabis industry

34.6%

Anticipated CAGR of the global legal marijuana market through the forecast period (2016-2025)

$146 billion

Estimated size of the **global** cannabis market by end of 2025



Projected Growth of U.S. Marijuana Sales (Billions)
Recreational
Medical
30
25
20
15
10
5
0
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

HELIX™

Source: The Cannabis Industry Annual Report, Grand View Research

Q2 REVENUE GROWTH



BioTrackTHC: $2.37MM
Helix Security: $1.52MM
'000 of U.S. Dollars
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19

Total revenues increased 108% year over year to $3.9 million

HELIX™

Q2 GROSS MARGIN


$2,000
$1,500
$1,000
$500
$0
Gross Margin in '000 USD
60%
50%
40%
30%
20%
10%
0%
Gross Margin %
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19

Gross profit for the quarter was $1.90 million, a 49% gross margin

HELIX™

ANNUAL REVENUE GROWTH


Revenue Growth in First Half of Fiscal Years
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
'000 of U.S. Dollars
2016
2017
2018
2019
Revenue Across First and Second Quarter of Respective Year

Revenue for FH 2019 was $7.27 million, a 142% increase from FH 2018

HELIX™

*Revenue inputs include only first half of respective fiscal years

Q2 & FH 2019 OPERATIONAL HIGHLIGHTS

- **Improved** Cash from Operations by $462,000, or **39%**, compared to Q1
- **Added** nearly 500 new **licensed customers**
- **Acquired** California-Based Security Business for **Expansion**
- **Expanded** international footprint to **Europe** with customers in the United Kingdom
- **Announced** agreement to acquire **Amercanex International Exchange**
- **Ranked** as the **#1 revenue-generating** company within the cannabis point of sale category

Q2 & FH 2019 OPERATIONAL HIGHLIGHTS

- **Awarded** the Maine government cannabis traceability **contract**, which plans to expand into an adult-use market in 2019
- **Awarded** the New Hampshire government cannabis technology **contract**
- **Received** a 2-year **extension** for the Hawaii government traceability contract
- **Received** a 2-year **extension** for the Delaware government traceability contract
- **Expanded** the Illinois Traceability **Contract** to incorporate the Opioid Alternative Pilot Program
- Received an **award** from the National Cannabis Industry Association (NCIA) for **Excellence in Innovation**

HELIX™

MOMENTUM

"...in the early stages of becoming an ***ancillary powerhouse****."*

- Equities.com *March 2019*

"...2019 looks to be a ***big year for Helix TCS*** *and its shareholders."*

- Insider Financial *April 2019*

HELIX™

INVESTOR RESOURCES

Learn more about Helix TCS at helixtcs.com.

View filings, sign up for investor updates and more at helixtcs.com/investor-relations.

Investor Relations

Scott Ogur, CFO

ir@helixtcs.com

HELIX™

HELIX™ T.C.S.

COMPANY OVERVIEW

Helix TCS's industry leading Critical Infrastructure Services Platform is tailored to the unique needs of the quickly evolving cannabis industry, enabling powerful data, global supply chain facilitation, and a broad-base of customer markets. This cutting edge platform is designed to scale alongside operators, profiting from the inevitable proliferation of legal cannabis without the risks and limitations of being a plant-touching business.

The Helix TCS leadership team demonstrates deep experience in frontier markets, technology, international business development, and mergers and acquisitions. With headquarters in Denver, Colorado, and teams based in Florida, California, Washington, Hawaii, Nevada, Argentina, and Puerto Rico, the company services ***over 2,000 licensed locations*** in ***38 states***, Colombia, Canada, Jamaica, Puerto Rico, New Zealand, Australia, and the United Kingdom. Holding government cannabis technology contracts in 10 U.S. states and territories.

RECENT MILESTONES

June 24, 2019
Receives New Hampshire Statewide Tracking System Contract

May 15, 2019
Maine Awards Seed to Sale Traceability Contract

April 4, 2019
Acquires CA-Based Security Business for Expansion

March 25, 2019
Receives 2 Year Traceability Contract Extension in Delaware

March 11, 2019
Receives 2 Year Traceability Contract Extension in Hawaii

March 4, 2019
Expands International Footprint to Europe

February 6, 2019
Signs Agreement to Acquire Amercanex INTL Exchange

STOCK OVERVIEW

Symbol	**HLIX**
Exchange	**OTCQB**

COMPANY REVENUE

Q1 2018	**$1,128,000**
Q2 2018	**$2,212,000**
Q3 2018	**$3,113,000**
Q4 2018	**$3,447,000**
Q1 2019	**$3,370,000**
Q2 2019	**$3,900,000**

LEADERSHIP TEAM

Zachary L. Venegas
Chief Executive Officer
Executive Chairman of the Board

Scott Ogur, CFA
Chief Financial Officer

INVESTOR RELATIONS

ir@helixtcs.com
(720) 328 - 5372 x 513
helixtcs.com/investor-relations

BRANDS

BIOTRACKTHC® cannabase™ HELIX™ Security